THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.





                       BONE, MUSCLE AND JOINT, INC.


                           8.0% Promissory Note

                             January 14, 1997




$7,600.00


         For value received, BONE MUSCLE AND JOINT, INC., a Delaware corporation (the "Company"), hereby promises to pay to Oak VI Affiliates Fund, Limited Partnership, having an office located at One Gorham Island, Westport, Connecticut 06880, or its registered assigns (the "Holder"), the principal sum of Seven Thousand Six Hundred Dollars ($7,600.00) plus interest thereon and on any and all charges as hereinafter provided, on March 14, 1997, or at such earlier time upon the occurrence of an "Event of Default" (as hereinafter defined) (the "Maturity Date"). Principal and interest shall be payable in lawful money of the United States of America, at the address of the Holder first set forth above or at such other place as the legal holder may designate from time to time in writing to the Company. Interest shall be computed on the basis of a 360-day year of twelve (12) 30-day months.

         The outstanding principal balance of this Note shall bear interest, in arrears, from the date hereof at a rate per annum equal to eight percent (8.0%). The Company agrees to pay interest (to the extent permitted by applicable law) on any overdue principal or interest or from and after the occurrence and during the continuance of an Event of Default hereunder, at a rate per annum equal to the lesser of (a) eleven percent (11.0%) per annum or (b) the highest rate allowed by applicable law, with such interest on overdue principal or interest accruing from the Maturity Date. This Note may be prepaid by the Company, in whole or in part, without penalty or premium.



         It is acknowledged and agreed by the Company and the Holder that this
Note is one of a series of 8.0% Promissory Notes issued by the Company to the Holder and each of the other "Purchasers" (such Promissory Notes being issued to the Other Holders (as defined below) being hereinafter referred to as the "Other Notes") identified in the Schedule of Purchasers set forth as Schedule I to that certain Note Agreement (the "Note Agreement"), dated as of even date hereof (the "Other Holders") among the Company, the initial Holder hereof and others. This Note shall rank equally and ratably and without priority over each of the Other Notes issued to the Other Holders. Accordingly, no payment shall be made hereunder unless payment is made with respect to the Other Notes issued to the Other Holders in proportion to the amount of the respective unpaid principal balances outstanding with respect to each of the respective Other Notes.



                                 ARTICLE I


                    REGISTRATION; TRANSFER; REPLACEMENT


         1.1. Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be made on the next succeeding business day.


         1.2. Registration, etc. The Company shall maintain at its principal office a register of this Note and shall record therein the name and address of the registered holder of this Note, the address to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of the initial Holder, and the particulars of all transfers, exchanges and replacements of this Note. No transfer of this Note shall be valid unless the registered holder or its duly appointed attorney requests such transfer to be made on such register, upon surrender therefor for exchange as hereinafter provided, accompanied by an instrument in writing, in form and execution reasonably satisfactory to the Company. Each Note issued, whether originally or upon transfer, exchange or replacement of this Note, shall be registered on the date of execution thereof by the Company. The registered holder of this Note shall be that person in whose name this Note has been so registered by the Company. A registered holder shall be deemed the owner of this Note for all purposes and, subject to the provisions hereof, shall be entitled to the principal and interest evidenced by such Note, free from all equities or rights of set-off or counterclaim between the Company and the transferor of such registered holder or any previous registered holder of such Note.


         1.3. Transfer and Exchange. This Note may not be transferred without compliance with applicable federal and state securities laws (including delivery of legal opinions reasonably satisfactory to the Company, if such is requested by the Company). The registered holder of this Note or its duly appointed attorney may, from and after the date hereof and prior to repayment of the principal balance outstanding hereunder, plus interest thereon, surrender this Note at the principal office of the Company for transfer or exchange. Within a reasonable time after notice to the Company from a registered holder of its intention to make such exchange and, without expense (other than transfer taxes, if any) to such registered holder, the Company shall issue in exchange therefor another Note dated the date of this Note, and for the same aggregate principal amount as the unpaid principal amount of, the Note so surrendered, having the same maturity and containing the same provisions and subject to the same terms and conditions as the Note so surrendered. Each new Note shall be made payable to such person or registered assigns as the registered holder of such surrendered Note may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal shall result therefrom.


         1.4. Replacement. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (or any replacement hereof) and, if requested by the Company in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor and amount and dated the date of such subsequent issue, in lieu of such lost, stolen, destroyed or mutilated Note.



                                ARTICLE II


                             EVENTS OF DEFAULT


         2.1 Events of Default. It shall be an aEvent of Defaulta under this Note upon the occurrence of any of the following events:



             (a) The Company shall fail to make any payment of principal, interest or other amount when due hereunder, whether upon the Maturity Date or otherwise; or

             (b) The Company shall fail to perform any other material covenant, term or provision of this Note; or

             (c) Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for the relief of creditors under any bankruptcy or similar laws are instituted by or against the Company, and if instituted against the Company, are consented to or are not dismissed within 60 days after such institution; or

             (d) The Company becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors or the Company applied for, or consents to the appointment of a custodian, liquidator, trustee or receiver for the Company of all or a majority of its assets.


         2.2 Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Holder of this Note may at any time declare the entire unpaid principal balance of this Note, together with interest thereon at the applicable rate, due and payable, and thereupon, the same shall be so due and payable, without presentment, demand, protest, or notice, all of which are hereby waived by the Company. No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Holder or any Other Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.



                                ARTICLE III


                               MISCELLANEOUS


         3.1. Late Charge. The Holder may collect a "late charge" equal to five percent (5%) of any payment of interest or principal or both which is not paid within five (5) days of the Maturity Date. Late charges shall be separately charged to and collected from the Company and shall be due upon demand by the Holder.



         3.2. Fees and Expenses. The Company shall pay all costs and expenses, including reasonable attorneys' fees and expenses, incurred by the Holder in connection with the preparation, negotiation, amendment, collection and enforcement of this Note.


         3.3. Governing Law. This Note is being delivered as a sealed instrument in the State of New York and shall be construed in accordance with the laws thereof.

         3.4. Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.


         3.5. Surrender in Exchange. Any portion of the outstanding principal under this Note may be used by the Holder hereof to pay for any securities, including equity securities, of the Company which the Holder hereof may from time to time purchase from the Company.


         3.6. Binding Effect. The obligations of the Company set forth herein shall be binding upon the successors and assigns of the Company, whether or not such successors or assigns are permitted by the terms hereof. The rights of the Holder hereof may not be transferred, except in compliance with Section 4.8 hereof.


         3.7. Amendments. This Note may not be modified or amended in any manner except in a writing executed by the Company and the Holder.


         3.8. Compliance with Securities Laws. The Holder of this Note acknowledges that this Note is being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note except under circumstances that will not result in a violation of the Act or any state securities laws. This Note and any Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:


             "THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAW OF ANY

             STATE OR OTHER JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION."

         3.9. Company Waivers.



             (a) Except as otherwise specifically provided herein, the Company and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms, or corporations liable for the payment of this Note; AND DO HEREBY WAIVE TRIAL BY JURY.


             (b) THE COMPANY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS
NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.



BONE, MUSCLE AND JOINT, INC.







By:


      Its:  President and Chief Executive Officer





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